Exhibit 10.8

CANADA, UNITED STATES

AND INTERNATIONAL

SUBSCRIPTION AGREEMENT

TO: XORTX THERAPEUTICS INC. (the "Corporation")

The undersigned (hereinafter referred to as the "Subscriber") hereby irrevocably subscribes for and agrees to purchase the number of units of the Corporation set forth below (the "Units") for the aggregate subscription price set forth below (the "Aggregate Subscription Price"), representing a subscription price of Cdn. $0.14 per Unit, upon and subject to the terms and-conditions set forth in "Terms and Conditions of Subscription for Units of the Corporation" attached hereto (the "Terms and Conditions", and together with this page and the attached exhibits, the "Subscription Agreement"). Each Unit will be comprised of one common share of the Corporation ("Common Share") and one Common Share purchase warrant of the Corporation ("Warrant"). Each Warrant entitles the holder to purchase one Common Share ('Warrant Share") at a price of Cdn. $0.25 per Warrant Share for a period of one year following the Closing Date (as defined herein), provided, however, that, if, at any time following the expiry of the statutory four month plus one day hold period (the "Hold Period"), the closing price of the common shares on the Canadian Securities Exchange (the "Exchange") (or such other exchange as the shares of the Corporation are listed on) is greater than $0.35 for 10 or more consecutive trading days, the Warrants will be accelerated and the Warrants will expire on the 20th Business Day following the date of such notice. In addition to this face page, the Subscriber must also complete the applicable sections of the Terms and Conditions and the exhibits attached hereto, if applicable.

Notice is provided to the Subscriber and the Subscriber acknowledges that unless permitted under securities legislation, the holder of the Common Shares and Warrants underlying the Units acquired hereunder or Warrant Shares underlying the Warrants (including the Subscriber) must not trade such securities before the date that is four months and a day after the Closing Date.

	Prevail Partners LLC	Number of Units: 8,571,428
(Name of Subscriber - please print
Aggregate Subscription Price: Cdn. $ 1,602,132
By:	/s/ Mary Schaheen	(or USD 1,200,000)
(Authorized signature)
If the Subscriber is signing as agent for a principal and is not deemed to be purchasing as principal pursuant to NI 45-106 (as defined herein) by virtue of being either: (i) a trust company or trust corporation acting on behalf of a fully managed account managed by the trust company or trust corporation; or (ii) a person acting on behalf of a fully managed account managed by it, and in each case satisfying the criteria set forth in NI 45 - 106 or Section 73.3 of the Securities Act (Ontario), as applicable, complete the following and ensure that Exhibits are completed in respect of such principal ("Disclosed Beneficial Purchaser''):
President and Director
(Official Capacity or Title - please print)

Mary Schaheen
(Please print name of individual whose signature appears above if different than the name of the subscriber printed above.)

211 North 13th Street, Sixth Floor
(Subscriber's Address)

Philadelphia, PA 19107

(Name of Disclosed Beneficial Purchaser)
(Telephone Number)

(Disclosed Beneficial Purchaser's Address)
(E-Mail Address)

(Disclosed Beneficial Purchaser's E-Mail Address)

Register the Common Shares and Warrants as set forth below:	Deliver the certificates representing the Commori Shares and Warrants as set forth below:
Prevail Partners LLC	Prevail Partners LLC
(Name)	(Name)
NIA	NIA
(Account reference, if applicable)	(Account reference, if applicable)
211 North 13th Street, Sixth Floor	Patrick Keenan
(Address)	(Contact Name)
Philadelphia, PA 19107 USA	211 North 13th Street, Sixth Floor
(Address)
Philadelphia, PA 19107 USA

The Subscriber or, if applicable, the Disclosed Beneficial Purchaser currently holds:	The Subscriber or, if applicable, the Disclosed Beneficial Purchaser, is (please check the applicable box(es)):
Common Shares; and	☐ an "insider" of the Corporation (as such term is described in the Securities Act (British Columbia))
securities convertible into Common Shares.	☐ a "registrant" (as such term is described in the Securities Act (British Columbia))
☐ a Dealer pursuant to the policies of the Canadian Securities Exchange

This is the first page of an agreement comprised of 16 pages (not including Exhibits).

CANADA, UNITED STATES

AND INTERNATIONAL

ACCEPTANCE: The Corporation hereby accepts the subscription as set forth above on the terms and conditions contained in this Subscription Agreement.

Dated                                         , 2020.

XORTX THERAPEUTICS INC.

By:
Authorized Signatory

CANADA, UNITED STATES

AND INTERNATIONAL

TERMS AND CONDITIONS OF SUBSCRIPTION FOR

UNITS OF THE CORPORATION

Terms of the Offering

1.            The Subscriber acknowledges (on its own behalf and, if applicable, on behalf of each Disclosed Beneficial Purchaser on whose behalf the Subscriber is contracting) that this subscription is subject to rejection or allotment by the Corporation in whole or in part at any time. If this subscription is rejected by the Corporation, this subscription and all monies tendered therewith shall be returned forthwith to the Subscriber, without interest or deduction.

2.            The Subscriber acknowledges (on its own behalf and, if applicable, on behalf of each Disclosed Beneficial Purchaser on whose behalf the Subscriber is contracting) that the Units subscribed for by it hereunder form part of a larger issuance and sale by the Corporation of an aggregate of up to 36,000,000 Units, at an issue price of $0.14 per Unit, for aggregate gross proceeds of up to approximately

$5,040,000 (the “Offering”).

3.            The Subscriber is required to deliver the Aggregate Subscription Price prior to the Closing Date (as defined herein). The Subscriber’s obligation to provide the full amount of the Aggregate Subscription Price is irrevocable.

Terms of the Units

4.            Each Unit is comprised of one Common Share and one Warrant. The Common Shares and the Warrants comprising the Units will separate immediately upon the closing of the Offering.

5.            The Warrants will be created and issued pursuant to the terms of a definitive certificate representing the Warrants. The Warrants shall be subject to such other terms and conditions as may be determined by the Corporation and to the definitive terms of the warrant certificate.

6.            Each Warrant entitles the holder thereof to purchase one Warrant Share at an exercise price of

$0.25 per Warrant Share at any time prior to 4:30 p.m. (Calgary time) on or before the date that is one year following the Closing Date, provided, however, that, if, at any time following the expiry of the Hold Period, the closing price of the common shares on the Exchange (or such other exchange as the shares of the Corporation are listed on) is greater than $0.35 for 10 or more consecutive trading days, the Warrants will be accelerated and the Warrants will expire on the 20th business day following the date of such notice.

Representations, Warranties and Covenants of the Subscriber

7.            The Subscriber (on its own behalf and, if applicable, on behalf of each Disclosed Beneficial Purchaser on whose behalf the Subscriber is contracting) (and for the purpose of the following representations, warranties and covenants, any reference to the “Subscriber” or “it” includes the Subscriber and each Disclosed Beneficial Purchaser on whose behalf the Subscriber is contracting) represents, warrants and covenants to the Corporation and its counsel (and acknowledges that the Corporation and its counsel are relying thereon) both at the date hereof and at the Closing Time (as defined herein) that:

(a)	it has been independently advised as to restrictions with respect to trading in the Common Shares, Warrants and Warrant Shares (collectively, the “Offered Securities”) imposed by applicable securities legislation in the jurisdiction in which it resides, confirms that no representation (written or verbal) has been made to it by or on behalf of the Corporation with respect to the foregoing, acknowledges that it is aware of the characteristics of the Offered Securities, the risks relating to an investment therein and of the fact that it not be able to resell the Offered Securities except in accordance with limited exemptions under applicable securities legislation and regulatory policy until expiry of the applicable restricted period and compliance with the other requirements of applicable law; and it agrees that any certificates representing the Offered Securities shall bear a legend indicating that the resale of such securities is restricted; and the Subscriber further acknowledges that it has been advised to consult its own legal counsel in its jurisdiction of residence for full particulars of the resale restrictions applicable to it and it is the Subscriber’s responsibility to comply with such restrictions before selling the Offered Securities; and

CANADA, UNITED STATES

AND INTERNATIONAL

(b)	the Subscriber acknowledges that any certificates representing the Offered Securities will bear the following legends indicating that the resale of such securities is restricted in accordance with applicable securities legislation:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF
THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE
THAT IS 4 MONTHS AND A DAY AFTER THE [THE CLOSING DATE].”; and

(c)	the Subscriber further acknowledges that:

(i)	the Subscriber, in making the decision to invest in the Offered Securities, has relied solely upon the information provided in this Subscription Agreement and the Subscriber’s own investigation of the Corporation, which investigation has provided the Subscriber with all the information the Subscriber has deemed necessary for the purposes of its investment decision, and not upon any oral or other written representation as to fact or otherwise made by or on behalf of the Corporation or otherwise;

(ii)	it has not received or been provided with, nor has it requested, nor does it have any need to receive, any offering memorandum, registration statement, prospectus, sales or advertising literature or any other document;

(iii)	it has received all the information that it considers necessary or appropriate for deciding whether to purchase the Offered Securities and understands that any discussions with representatives of the Corporation, as well as any information issued by the Corporation, were intended to describe certain aspects of the Corporation’s business and prospects, but were not necessarily a thorough or exhaustive description;

(iv)	any business plans prepared by the Corporation have been, and continue to be, subject to change and any projections included in such business plans or otherwise are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying the projections will not materialize or will vary significantly from actual results; and

(v)	it has carefully read and reviewed this Subscription Agreement and has asked such questions of management of the Corporation and received all information as deemed necessary for it to make an informed decision with respect to the investment hereunder; and

(d)	it has not become aware of and the purchase of the Units is not made through or as a result of any general solicitation or any advertisement in printed media of general and regular paid circulation (or other printed public media), radio, television or telecommunications or other form of advertisement (including electronic display such as the Internet) with respect to the distribution of the Units; and

(e)	unless it is purchasing under subsection 7(g), it is purchasing the Units as principal for its own account, not for the benefit of any other person, for investment only and not with a view to the resale or distribution of all or any of the securities, it is resident in the jurisdiction set out as the “Subscriber’s Address” on the face page hereof and if the Subscriber is acting as agent for a Disclosed Beneficial Purchaser, such Disclosed Beneficial Purchaser is resident in the jurisdiction set forth in the Subscription Agreement as the “Principal’s Address”, and it or, if the Subscriber is acting as agent for a Disclosed Beneficial Purchaser, the Disclosed Beneficial Purchaser fully complies with one or more of the criteria set forth below:

(i)	it is resident in one of the provinces or territories of Canada, and it is an “accredited investor”, as such term is defined: (A) if the Subscriber is resident in or otherwise subject to the applicable securities laws of a jurisdiction of Canada other than Ontario, in National Instrument 45-106 entitled “Prospectus Exemptions” (“NI 45-106”) promulgated under applicable securities legislation in such jurisdictions; or (B) if the Subscriber is resident in or otherwise subject to the applicable securities laws of Ontario, in Section 73.3(1) of the Securities Act (Ontario), it was not created or used solely to purchase or hold securities as an accredited investor as described in paragraph (m) of the definition of “accredited investor” in NI 45-106, and it has concurrently executed and delivered a Representation Letter in the form attached as Exhibit 1 to this Subscription Agreement and specifically represents and warrants that one or more of the categories set forth in Appendix A attached to the Representation Letter correctly, and in all respects, describes the Subscriber, and will describe the Subscriber as at the Closing Date, and the Subscriber has so indicated by initialing beside the category in such Appendix A which so describes it, and, if applicable, has completed the Accredited Investor Risk Acknowledgment Form in the form attached as Appendix B to the Representation Letter; or

CANADA, UNITED STATES

AND INTERNATIONAL

(ii)	it is resident in one of the provinces or territories of Canada and the acquisition cost to the Subscriber of purchasing the Units is not less than $150,000 paid in cash at the time of the trade and it was not created or used solely to purchase or hold securities in reliance on this exemption from the prospectus requirement and it is one of the following and the Subscriber has so indicated by initialing the applicable paragraph:

____ (I)     a corporation that pre-existed the Offering and has a bona fide purpose other than the investment in the Offered Securities; or

____ (II)    a partnership, trust, fund and or association, syndicate organization or other organized group of persons, whether incorporated or not, that pre-existed the Offering of the Units and has a bona fide purpose other than the investment in the Offered Securities; or

____ (III)   an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative; or

(iii)	it is resident in one of the provinces or territories of Canada and is one of the following and the Subscriber has so indicated by initialing the applicable paragraph:

____ (I)     a “director”, “executive officer” or “control person” (as such terms are defined in the Securities Act (British Columbia) or NI 45-106 and reproduced in Appendix A to Exhibit 1 of this Subscription Agreement) of the Corporation, or of an “affiliate” (as such term is defined in NI 45-106 and reproduced in Appendix A to Exhibit 1 of this Subscription Agreement) of the Corporation; or

____ (II)    a “spouse” (as such term is defined in NI 45-106 and reproduced in Appendix A to Exhibit 1 of this Subscription Agreement), parent, grandparent, brother, sister, child or grandchild of any person referred to in subparagraph (I) above; or

____ (III)   a parent, grandparent, brother, sister, child or grandchild of the spouse of any person referred to in subparagraph (I) above; or

____ (IV)   a “close personal friend” of any person referred to in subparagraph (I) above, and it certifies to the Corporation that it has reviewed and understands the guidance respecting the meaning of the phrase "close personal friend" set forth in Exhibit 2 hereto and has provided the details of that relationship in the Questionnaire attached hereto in Exhibit 2 and, if the Subscriber is resident in or otherwise subject to the applicable securities laws of Saskatchewan, the Subscriber has concurrently executed and delivered a Risk Acknowledgement Form in the form attached as Exhibit 3 to this Subscription Agreement; or

CANADA, UNITED STATES

AND INTERNATIONAL

____ (V)    a “close business associate” of any person referred to in subparagraph (I) above, and it certifies to the Corporation that it has reviewed and understands the guidance respecting the meaning of the phrase "close business associate" set forth in Exhibit 2 hereto and has provided the details of that relationship in the Questionnaire attached hereto in Exhibit 2 and if the Subscriber is resident in or otherwise subject to the applicable securities laws of Saskatchewan, the Subscriber has concurrently executed and delivered a Risk Acknowledgement Form in the form attached as Exhibit 3 to this Subscription Agreement; or

____ (VI)   a “founder” (as such term is defined in NI 45-106 and reproduced in Appendix A to Exhibit 1 of this Subscription Agreement) of the Corporation or a spouse, parent, grandparent, brother, sister, child, close personal friend or close business associate of a founder of the Corporation, and, if the Subscriber is a close personal friend or close business associate of a founder of the Corporation, has provided the details of that relationship in the Questionnaire attached hereto in Exhibit 2 and if the Subscriber is resident in or otherwise subject to the applicable securities laws of Saskatchewan, the Subscriber has concurrently executed the Risk Acknowledgement Form attached as Exhibit 3 to this Subscription Agreement;

____ (VII) a parent, grandparent, brother, sister, child or grandchild of the spouse of a founder of the Corporation; or

____ (VIII) a person of which a majority of the voting securities are beneficially owned by, or a majority of directors are, persons or companies described in subparagraphs (I) through (VII) above, and if the Subscriber is relying on persons who are close personal friends or close business associates of a director, executive officer, control person or founder of the Corporation, has provided the details of that relationship in the Questionnaire attached hereto in Exhibit 2 and if the Subscriber is resident in or otherwise subject to the applicable securities laws of Saskatchewan, the Subscriber has concurrently executed the Risk Acknowledgement Form attached as Exhibit 3 to this Subscription Agreement; or

____ (IX)  a trust or estate of which all of the beneficiaries or a majority of the trustees or executors are persons or companies described in subparagraphs (I) through (VII) above, and if the Subscriber is relying on persons who are close personal friends or close business associates of a director, executive officer, control person or founder of the Corporation, has provided the details of that relationship in the Questionnaire attached hereto in Exhibit 2 and if the Subscriber is resident in or otherwise subject to the applicable securities laws of Saskatchewan, the Subscriber has concurrently executed the Risk Acknowledgement Form attached as Exhibit 3 to this Subscription Agreement, and in the case of a Subscriber resident in or otherwise subject to applicable securities laws of Ontario, then the Subscriber has completed and executed Exhibit 4 to this Subscription Agreement, which has also been completed and executed by the other persons specified as follows:

(A)	an executive officer of the Corporation other than the Subscriber;

(B)	if the Subscriber is a person referred to under paragraph 7(e)(iii)(II), the director, executive officer or control person of the Corporation or an affiliate of the Corporation who has the specified relationship with the Subscriber;

CANADA, UNITED STATES

AND INTERNATIONAL

(C)	if the Subscriber is a person referred to under paragraph 7(e)(iii)(III), the director, executive officer or control person of the Corporation or an affiliate of the Corporation whose spouse has the specified relationship with the Subscriber;

(D)	if the Subscriber is a person referred to under paragraph 7(e)(iii)(IV) or 7(e)(iii)(V), the director, executive officer or control person of the Corporation or an affiliate of the Corporation who is a close personal friend or a close business associate of the Subscriber; and

(E)	the founder of the Corporation, if the Subscriber is a person referred to in paragraph 7(e)(iii)(VI) or 7(e)(iii)(VII) other than the founder of the Corporation; or

(iv)	if it is a resident or otherwise subject to applicable securities laws of any jurisdiction referred to in the preceding paragraphs but not purchasing thereunder, it is purchasing pursuant to an exemption from prospectus and registration requirements (particulars of which are enclosed herewith) available to it under applicable securities legislation and shall deliver to the Corporation such further particulars of the exemption(s) and the Subscriber’s qualifications thereunder as the Corporation or their counsel may request; or

(v)	it is a "U.S. Purchaser." “U.S. Purchaser” means (a) any "U.S. person" as defined in Regulation S of the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), (b) any person purchasing securities on behalf of any "U.S. Person" or any person in the United States, (c) any person that receives or received an offer of the securities while in the United States, (d) any person that is in the United States at the time the purchaser’s buy order was made or this subscription agreement was executed or delivered. "U.S. person" includes but is not limited to (i) any natural person resident in the United States; (ii) any partnership or corporation organized or incorporated under the laws of the United States; (iii) any partnership or corporation organized outside the United States by a U.S. person principally for the purpose of investing in securities not registered under the U.S. Securities Act, unless it is organized or incorporated, and owned, by accredited investors who are not natural persons, estates or trusts; and (iv) any estate or trust of which any executor or administrator or trustee is a U.S. person; and

(A)	it and each person on whose behalf the Subscriber is contracting has concurrently executed and delivered to the Corporation the "Certification of U.S. Purchaser" in the form attached hereto as Exhibit 5 to this Subscription Agreement, which is incorporated into and forms a part of this Subscription Agreement; and

(B)	it and each person on whose behalf the Subscriber is contracting has concurrently executed and delivered to the Corporation the Representation Letter in the form attached as Exhibit 1 to this Subscription Agreement, which is incorporated into and forms a part of this Subscription Agreement; and.

(f)	if the Subscriber is resident in or otherwise subject to applicable securities laws of a jurisdiction other than Canada or the United States, the Subscriber confirms, represents and warrants that:

(i)	it is an “accredited investor”, as such term is defined in NI 45-106, it was not created or used solely to purchase or hold securities as an accredited investor as described in paragraph (m) of the definition of “accredited investor” in NI 45-106 and it has concurrently executed and delivered a Representation Letter in the form attached as Exhibit 1 to this Subscription Agreement and specifically represents and warrants that one or more of the categories set forth in Appendix A attached to the Representation Letter correctly, and in all respects, describes the Subscriber, and will describe the Subscriber as at the Closing Date (as defined herein) and the Subscriber has so indicated by initialing beside the category in such Appendix A which so describes it, and,

CANADA, UNITED STATES

AND INTERNATIONAL

if applicable, has completed the Accredited Investor Risk Acknowledgment Form in the form attached as Appendix B to the Representation Letter; and

(ii)	the Subscriber is knowledgeable of, or has been independently advised as to, the applicable securities laws of the jurisdiction in which the Subscriber is resident (the “International Jurisdiction”) and which would apply to the acquisition of the Offered Securities; and

(iii)	the Subscriber is purchasing the Units pursuant to exemptions from the prospectus or registration requirements or equivalent requirements under applicable securities laws or, if such is not applicable, the Subscriber is permitted to purchase the Units under the applicable securities laws of the International Jurisdiction without the need to rely on any exemptions; and

(iv)	the applicable securities laws of the International Jurisdiction do not require the Corporation to make any filings or seek any approvals of any kind whatsoever from any securities regulator of any kind whatsoever in the International Jurisdiction in connection with the sale of the Units or the issue or resale of the Offered Securities; and

(v)	the purchase of the Units by the Subscriber does not trigger:

(A)	any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction; or

(B)	any continuous disclosure reporting obligation of the Corporation in the International Jurisdiction; and

(vi)	the Subscriber will, if requested by the Corporation, deliver to the Corporation either or both: (A) a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to above (and such other matters as maybe reasonably be requested by the Corporation or its legal counsel) to the satisfaction of the Corporation, acting reasonably; and/or (B) such other evidence of compliance with all aforementioned matters as the Corporation or its legal counsel may request; and

(g)	if it is not purchasing as principal, it has disclosed the name of the Disclosed Beneficial Purchaser on the face-page of this Subscription Agreement, it is duly authorized to enter into this Subscription Agreement and to execute and deliver all documentation in connection with the purchase on behalf of each Disclosed Beneficial Purchaser, each of whom is purchasing as principal for its own account, not for the benefit of any other person, and not with a view to the resale or distribution of all or any of the Offered Securities, it acknowledges that the Corporation is required by law to disclose to certain regulatory authorities the identity of each Disclosed Beneficial Purchaser of Units for whom it may be acting, and it is resident in the jurisdiction set out as the “Subscriber’s Address” and each Disclosed Beneficial Purchaser is resident in the jurisdiction set out as the “Disclosed Beneficial Purchaser’s Address” and:

(i)	it is resident in or otherwise subject to applicable securities laws of one of the provinces or territories of Canada and it is an “accredited investor” as such term is defined in paragraphs (p) or (q) of the definition of “accredited investor” in NI 45-106 and reproduced in Appendix A to Exhibit 1 of this Subscription Agreement (provided, however, that it is not a trust company or trust corporation registered under the laws of Prince Edward Island that is not registered or authorized under the Trust and Loan Companies Act (Canada) or under comparable legislation in another jurisdiction in Canada) and is therefore deemed to be purchasing as principal pursuant to NI 45-106 and it has concurrently executed and delivered a Representation Letter in the form attached hereto as Exhibit 1 and has initialed in Appendix A thereto indicating that the Subscriber satisfies one of the categories of “accredited investor” set out in paragraphs (p) or (q) of Appendix A thereto; or

CANADA, UNITED STATES

AND INTERNATIONAL

(ii)	subject to securities laws applicable to the Subscriber, it is acting as agent for one or more Disclosed Beneficial Purchasers, each of such principals is purchasing as principal for its own account, not for the benefit of any other person, for investment only, and not with a view to the resale or distribution of all or any of the Offered Securities, and each of such principals complies with subparagraphs (i), (ii), (iii), (iv) or (v) of paragraph 7(e) hereof as are applicable to it; and

(h)	it (and any Disclosed Beneficial Purchaser for whom it is acting) acknowledges that:

(i)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Offered Securities; and

(ii)	there is no government or other insurance covering the Offered Securities; and

(iii)	there are risks associated with the purchase of Units and investment in the Offered Securities; and

(iv)	there are restrictions on the Subscriber’s ability to resell the Offered Securities and it is the responsibility of the Subscriber to find out what those restrictions are and to comply with them before selling any of those securities; and

(v)	the Corporation may complete additional financings in the future in order to develop the proposed business of the Corporation and to fund its ongoing development. There is no assurance that such financing will be available and if available, on reasonable terms. Any such future financings may have a dilutive effect on current shareholders, including the Subscriber; and

(vi)	the Corporation has advised the Subscriber that the Corporation is relying on an exemption from the requirements to provide the Subscriber with a prospectus and to sell securities through a person or company registered to sell securities under the Securities Act (British Columbia) and other applicable securities laws and, as a consequence of acquiring the Common Shares and Warrants pursuant to this exemption, certain protections, rights and remedies provided by those securities laws, including statutory rights of rescission or damages, will not be available to the Subscriber; and

(i)	the Subscriber has not received from the Corporation any financial assistance of any kind, directly or indirectly, in connection with its purchase of Units hereunder; and

(j)	the Subscriber has not and will not enter into any voting trust or similar agreement that has the effect of directing the manner in which the votes attached to the Offered Securities purchased pursuant to this Subscription Agreement may be voted following the Closing Date; and

(k)	it is aware that the Offered Securities have not been and will not be registered under the U.S. Securities Act or the securities laws of any state, territory or possession of the United States and that these securities may not be offered or sold, directly or indirectly in the United States without registration under the U.S. Securities Act or compliance with requirements of an exemption from registration and the applicable laws of the applicable states and acknowledges that the Corporation has no present intention of filing a registration statement under the U.S. Securities Act in respect of the Common Shares, Warrants or Warrant Shares; and

(l)	unless the Subscriber is completing the "Certification of U.S. Purchaser" in the form attached hereto as Exhibit 5 to this Subscription Agreement, the Units have not been offered to the Subscriber in the United States, and the individuals making the order to purchase the Units and executing and delivering this Subscription Agreement on behalf of the Subscriber were not in the United States when the order was placed and this Subscription Agreement was executed and delivered; and

(m)	unless the Subscriber is completing the "Certification of U.S. Purchaser" in the form attached hereto as Exhibit 5 to this Subscription Agreement, it is not a U.S. Purchaser; and

CANADA, UNITED STATES

AND INTERNATIONAL

(n)	it (and, if applicable, any Disclosed Beneficial Purchaser) undertakes and agrees that it will not offer or sell any of the Offered Securities in the United States unless such securities are registered under the U.S. Securities Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available and further that it will not resell any of the Offered Securities subscribed for hereunder except in accordance with the provisions of applicable securities legislation, regulations, rules, policies and orders and stock exchange rules; and

(o)	if it is not an individual: (i) it has the legal capacity to authorize, execute, be bound by and deliver this Subscription Agreement, and (ii) the individual signing this Subscription Agreement has been duly authorized to execute and deliver this Subscription Agreement, and (iii) all necessary approvals of directors, officers, shareholders or otherwise have been given and obtained; and

(p)	if it is an individual, it is of the full age of majority in the jurisdiction in which it is resident and is legally capable and competent to execute and be bound by this Subscription Agreement and take all action and to perform the covenants and obligations pursuant hereto; and

(q)	the Subscriber has had adequate time to review this Subscription Agreement; and

(r)	this Subscription Agreement has been duly and validly authorized, executed and delivered and, when accepted by the Corporation, will constitute a legal, valid, binding and enforceable obligation of the Subscriber; and

(s)	in the case of a subscription by it for Units acting as agent for a Disclosed Beneficial Purchaser, it is duly authorized to execute and deliver this Subscription Agreement and all other necessary documentation in connection with such subscription on behalf of such Disclosed Beneficial Purchaser and this Subscription Agreement has been duly authorized, executed and delivered by or on behalf of, and constitutes a legal, valid, binding and enforceable obligation of, such Disclosed Beneficial Purchaser and the Subscriber acknowledges that the Corporation is required by law to disclose to certain principal regulatory authorities the identity of each Disclosed Beneficial Purchaser for whom the Subscriber may be acting; and

(t)	it has such knowledge in financial and business affairs as to be capable of evaluating the merits and risks of its investment in the Offered Securities and is able to bear the economic risk of loss of its investments or, where it is not purchasing as principal, each Disclosed Beneficial Purchaser, is able to bear the economic risk of loss of its investment in the Offered Securities and it has had access to such information, if any, concerning the Corporation and the terms and conditions of the Offering as it considered necessary in connection with its investment decision; and

(u)	it confirms that none of the Corporation or any of its respective directors, officers, employees or representatives have made any representations (oral or written) to the Subscriber:

(i)	that any person will resell or repurchase any of the Offered Securities;

(ii)	that any person will refund the purchase price of any of the Offered Securities; or

(iii)	as to the future price or value of any of the Offered Securities; and

(v)	it acknowledges that the Corporation’s counsel is acting as counsel to the Corporation and not as counsel to the Subscriber; and

(w)	the Subscriber is relying solely upon this Subscription Agreement and publicly available information relating to the Corporation and, other than as stated herein, not upon any verbal or written representation as to fact or otherwise made by or on behalf of the Corporation; and

(x)	it acknowledges that this Subscription Agreement is not enforceable by the Subscriber until the Subscription Agreement has been accepted by the Corporation; and

CANADA, UNITED STATES

AND INTERNATIONAL

(y)	it understands, acknowledges and is aware that Units are being offered for sale only on a “private placement” basis and that the sale of Units and delivery of the Common Shares and Warrants is conditional upon such sale being exempt from the requirements under applicable securities laws as to the filing of a prospectus or delivery of an offering memorandum or upon the issuance of such orders, consents or approvals as may be required to permit such sale without the filing of a prospectus or delivering an offering memorandum and, as a consequence: (i) it is restricted from using most of the civil remedies available under securities legislation; (ii) the common law may not provide it with an adequate remedy in the event that it suffers investment loss in connection with securities acquired in a private placement; (iii) it may not receive information that would otherwise be required to be provided to it under securities legislation; and (iv) the Corporation is relieved from certain obligations that would otherwise apply under securities legislation; and

(z)	if required by applicable securities legislation, regulations, rules, policies or orders or by any securities commission, stock exchange or other regulatory authority, the Subscriber will execute, deliver, file and otherwise assist the Corporation in filing, such reports, undertakings and other documents with respect to the issue of the Common Shares and Warrants including, without limitation: (i) in the case of an “accredited investor” resident in one of the provinces or territories of Canada, a Representation Letter in the form attached as Exhibit 1, including Appendix A and, if applicable, the Accredited Investor Risk Acknowledgment Form in the form attached as Appendix B; (ii) if the Subscriber is purchasing under subparagraph 7(e)(iii) hereof as a “close personal friend” or “close business associate”, the Questionnaire attached hereto in Exhibit 2 and if the Subscriber is resident in or otherwise subject to the applicable securities laws of Saskatchewan, the Risk Acknowledgement Form attached as Exhibit 3 to this Subscription Agreement; (iii) if the Subscriber is resident in or otherwise subject to the applicable securities laws of Ontario and is purchasing under subparagraph 7(e)(iii), Exhibit 4 to this Subscription Agreement; (iv) if the Subscriber is purchaser under subparagraph 7(e)(v) as a U.S. Purchaser, the Certification of U.S. Purchaser in the form attached as Exhibit 5 to this subscription Agreement and a Representation Letter in the form attached as Exhibit 1, including Appendix A and, if applicable, the Accredited Investor Risk Acknowledgment Form in the form attached as Appendix B; and

(aa)	the Subscriber does not act jointly or in concert with another subscriber for Units for the purposes of the acquisition of the Offered Securities; and

(bb)	the entering into of this Subscription Agreement and the completion of the transactions contemplated hereby do not and will not result in a violation of any of the terms or provisions of any law applicable to the Subscriber, or if the Subscriber is not a natural person, any of the Subscriber’s constating documents, or any agreement to which the Subscriber is a party or by which it is bound; and

(cc)	the delivery of this Subscription Agreement, the acceptance hereof by the Corporation and the issuance of the Common Shares and Warrants to the Subscriber complies or will comply with all applicable laws of the Subscriber’s jurisdiction of residence and domicile and will not cause the Corporation or any of its officers or directors to become subject to or require any disclosure, prospectus or other reporting requirement; and

(dd)	unless it is purchasing under Section 7(e)(iii)(I) hereof, the Subscriber is not a “control person” of the Corporation, as that term is defined in the Securities Act (British Columbia), will not become a “control person” of the Corporation by purchasing the number of Units subscribed for under this Subscription Agreement, and does not intend to act jointly or in concert with any other person to form a control group in respect of the Corporation; and

(ee)	no authorization, consent, order, approval or notice of any federal, provincial, territorial, municipal or foreign regulatory body or official must be obtained or given, and no waiting period must expire, in order that this Subscription Agreement and the transactions contemplated herein can be consummated by the Subscriber; and

(ff)	the Subscriber acknowledges that it has been encouraged to obtain independent legal, income tax and investment advice with respect to its subscription for these Units and accordingly, had the opportunity to acquire an understanding of the meanings of all terms contained herein relevant to the Subscriber for purposes of giving representations, warranties and covenants under this Subscription Agreement.

CANADA, UNITED STATES

AND INTERNATIONAL

Representations, Warranties and Covenants of the Corporation

8.            By accepting this Subscription Agreement, the Corporation represents, warrants and covenants to the Subscriber (and acknowledges that the Subscriber is relying thereon) both at the date hereof and at the Closing Time that:

(a)	the Corporation has the full corporate right, power and authority to execute and deliver this Subscription Agreement and to issue the Offered Securities; and

(b)	this Subscription Agreement, once accepted, constitutes a binding obligation of the Corporation enforceable in accordance with its terms; and

(c)	the execution and delivery of, and the performance of the terms of, this Subscription Agreement by the Corporation, including the issuance of the Common Shares and Warrants, does not and will not constitute a breach of or default under the constating documents of the Corporation or any law, regulation, order or ruling applicable to the Corporation or any agreement, contract or indenture to which the Corporation is a party or by which it is bound.

Closing

9.            The Subscriber agrees to deliver to the Corporation’s Corporate Secretary at cmay@xortx.com not later than 4:00 p.m. (Calgary time) on February 24, 2020, or by such other time as is acceptable to the Corporation:

(a)	this duly completed and executed Subscription Agreement;

(b)	if the Subscriber is an “accredited investor”, a fully executed and completed Representation Letter in the form attached as Exhibit 1, including Appendix A and, if applicable, the Accredited Investor Risk Acknowledgment Form in the form attached as Appendix B;

(c)	if the Subscriber is purchasing under subparagraph 7(e)(iii) hereof as a “close personal friend” or “close business associate”, the Questionnaire attached hereto in Exhibit 2 and if the Subscriber is resident in or otherwise subject to the applicable securities laws of Saskatchewan, the Subscriber has concurrently executed the Risk Acknowledgement Form attached as Exhibit 3 to this Subscription Agreement;

(d)	if the Subscriber is resident in or otherwise subject to the applicable securities laws of Ontario and is purchasing under subparagraph 7(e)(iii), Exhibit 4 to this Subscription Agreement;

(e)	if the Subscriber is purchasing under subparagraph 7(e)(v), the Certification of U.S. Purchaser in the form attached as Exhibit 5 to this subscription Agreement and a Representation Letter in the form attached as Exhibit 1, including Appendix A and, if applicable, the Accredited Investor Risk Acknowledgment Form in the form attached as Appendix B; and

(f)	such other documents as may be required or requested of the Subscriber by the Corporation or its counsel as contemplated herein.

10.          The Subscriber further agrees to deliver the Aggregate Subscription Price by way of wire transfer, certified cheque or bank draft payable to “McCarthy Tétrault LLP, in trust” for an amount equal to the Aggregate Subscription Price or payment of the same amount in such other manner as is acceptable to the Corporation not later than 4:00 p.m. (Calgary time) on February 24, 2020. If this Subscription Agreement is rejected in whole or in part, the Subscriber acknowledges that the unused portion of the Aggregate Subscription Price will be promptly returned to it without interest.

CANADA, UNITED STATES

AND INTERNATIONAL

If sending by wire, please send as follows:

PRIMARY BANK aka Final Destination bank	TRUST ACCOUNT

If sending a certified cheque or bank draft, please send to:

McCarthy Tétrault LLP

Suite 4000, 421 – 7th Avenue S.W.
Calgary, Alberta T2P 4K9
Attention: Rick Pawluk

11.       The closing of the Offering will be completed at the offices of McCarthy Tétrault LLP, the Corporation’s counsel, at Suite 4000, 421 – 7th Avenue S.W., Calgary, Alberta. The closing will occur at 8:00 a.m. (Calgary time) or such other time agreed on by the Corporation (the “Closing Time”) on February 28, 2020 or such other date or dates agreed on by the Corporation (the “Closing Date”).

12.       The Corporation shall be entitled to rely on delivery of a facsimile or electronically scanned (PDF) copy of executed subscriptions, and acceptance by the Corporation of such facsimile or electronically scanned subscriptions shall be legally effective to create a valid and binding agreement between the Subscriber and the Corporation in accordance with the terms hereof. Notwithstanding the foregoing, upon the request of the Corporation, the Subscriber shall deliver originally executed copies of the documents listed in Section 9 hereof to the Corporation within two business days of such request. In addition, this Subscription Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same document.

General

13.       The Subscriber agrees that the representations, warranties and covenants of the Subscriber herein will be true and correct both as of the execution of this Subscription Agreement and as of the Closing Time and will survive the completion of the issuance of the Common Shares and Warrants. The representations, warranties and covenants of the Subscriber herein are made with the intent that they be relied upon by the Corporation and its counsel in determining the eligibility of a purchaser of Units and the Subscriber agrees to indemnify the Corporation and its directors, officers, employees, advisors, affiliates, shareholders, partners and agents from and against any and all loss, liability, claim, damage and expense whatsoever including, but not limited to, any fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, administrative proceeding or investigation commenced or threatened or any claim whatsoever arising out of or based upon any representation or warranty of the Subscriber contained herein or in any document furnished by the Subscriber to the Corporation in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber herein or in any document furnished by the Subscriber to the Corporation in connection herewith. The Subscriber undertakes to immediately notify the Corporation, c/o McCarthy Tétrault LLP, Suite 4000, 421 - 7th Avenue S.W., Calgary, Alberta T2P 4K9, Attention: Rick Pawluk (fax:       ) of any change in any statement or other information relating to the Subscriber set forth herein which takes place prior to the Closing Time.

CANADA, UNITED STATES

AND INTERNATIONAL

14.          The Subscriber, on its own behalf and, if applicable, on behalf of each Disclosed Beneficial Purchaser for whom it is contracting hereunder, acknowledges and consents to the fact that the Corporation is collecting its personal information (as that term is defined under applicable privacy legislation, including, without limitation, the Personal Information Protection and Electronic Documents Act (Canada) and any other applicable similar, replacement or supplemental provincial or federal legislation or laws in effect from time to time), or that of each Disclosed Beneficial Purchaser for whom it is contracting hereunder, for the purpose of completing the Offering, which includes, without limitation, determining the Subscriber’s eligibility to purchase the Units under applicable securities laws, preparing and registering certificates representing the Offered Securities to be issued to the Subscriber and completing filings required by any stock exchange or securities regulatory authority. The Subscriber, on its own behalf and, if applicable, on behalf of each Disclosed Beneficial Purchaser for whom it is contracting hereunder, acknowledges and consents to the Corporation retaining such personal information for as long as permitted or required by law or business practices. The Subscriber, on its own behalf and, if applicable, on behalf of each Disclosed Beneficial Purchaser for whom it is contracting hereunder, further acknowledges and consents to the fact that the Corporation may be required by the securities laws of the applicable jurisdictions, the rules and policies of any securities commission, stock exchange or the rules of the Investment Dealers Association of Canada to provide regulatory authorities with any personal information provided by the Subscriber in this Subscription Agreement. The Subscriber represents and warrants, as applicable, that it has the authority to provide the consents and acknowledgements set out in this paragraph on behalf of each Disclosed Beneficial Purchaser for whom it is contracting hereunder. In addition to the foregoing, it agrees and acknowledge that the Corporation may use and disclose its personal information, or that of each Disclosed Beneficial Purchaser for whom it is contracting hereunder, as follows:

(a)	for internal use with respect to managing the relationships between and contractual obligations of the Corporation and the Subscriber or any Disclosed Beneficial Purchaser for whom it is contracting hereunder;

(b)	for use and disclosure for income tax related purposes, including without limitation, where required by law, disclosure to Canada Revenue Agency;

(c)	disclosure to securities regulatory authorities and other regulatory bodies with jurisdiction with respect to reports of trades and similar regulatory filings;

(d)	disclosure to a governmental or other authority to which the disclosure is required by court order or subpoena compelling such disclosure and where there is no reasonable alternative to such disclosure;

(e)	disclosure to professional advisors of the Corporation in connection with the performance of their professional services;

(f)	disclosure to any person where such disclosure is necessary for legitimate business reasons and is made with the Subscriber’s prior written consent;

(g)	disclosure to a court determining the rights of the parties under this Subscription Agreement; or

(h)	for use and disclosure as otherwise required or permitted by law.

15.	Furthermore, the Subscriber acknowledges and agrees that:

(a)	information with respect to the Subscriber’s full name, residential address (or head office) and telephone number, the number and type of securities received, the total value of such securities, the prospectus exemption relied upon by the Corporation and the date of distribution (collectively the “Subscriber Information”) may be delivered to the securities regulatory authority or regulator in each Canadian jurisdiction in which the Subscriber resides, or in circumstances where a subscription for securities is otherwise subject to such a reporting requirement under applicable securities laws;

CANADA, UNITED STATES

AND INTERNATIONAL

(b)	the Subscriber Information is being collected indirectly by securities regulatory authority or regulator under the authority granted to it by applicable securities laws;

(c)	the Subscriber Information is being collected for the purposes of the administration and enforcement of applicable securities laws;

(d)	the Subscriber or any Disclosed Beneficial Purchaser for whom the Subscriber is contracting hereunder hereby authorizes the indirect collection of the Subscriber Information by the applicable securities regulatory authority or regulator in each Canadian jurisdiction;

(e)	that the title, business address and business telephone number of the public official in each province of Canada who can answer questions about the securities regulatory authority or regulator’s indirect collection of the Subscriber Information is set out in Exhibit 5;

(f)	the Subscriber Information may become available to the public in accordance with the requirements of applicable securities laws and the Subscriber consents to the disclosure of such information; and

(g)	while Subscriber Information in the report described above is currently not expected to be placed on the public file of any Canadian securities regulatory authority regulator, freedom of information legislation may require the securities regulatory authority or regulator to make this information available, if requested.

16.          The Subscriber represents and warrants that the funds representing the Aggregate Subscription Price which will be advanced by the Subscriber to the Corporation hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLTFA”) or the Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of the United States (the "Patriot Act"), and the Subscriber acknowledges that the Corporation may in the future be required by law to disclose the Subscriber’s name and other information relating to this Subscription Agreement and the Subscriber’s subscription hereunder, on a confidential basis, pursuant to the PCMLTFA. To the best of its knowledge (a) none of the subscription funds to be provided by the Subscriber (i) have been or will be derived from or related to any activity that is deemed criminal under the law of Canada, the United States of America, or any other jurisdiction, or (ii) are being tendered on behalf of a person or entity who has not been identified to the Subscriber, and (b) it will promptly notify the Corporation if the Subscriber discovers that any of such representations ceases to be true, and to provide the Corporation with appropriate information in connection therewith.

17.          The Subscriber acknowledges and agrees that all costs incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the sale of the Units to the Subscriber shall be borne by the Subscriber.

18.          The contract arising out of this Subscription Agreement and all documents relating thereto shall be governed by and construed in accordance with the laws of the Province of Alberta and the federal laws of Canada applicable therein. The parties irrevocably attorn to the exclusive jurisdiction of the courts of the Province of Alberta.

19.          Time shall be of the essence hereof.

20.          This Subscription Agreement represents the entire agreement of the parties hereto relating to the subject matter hereof and there are no representations, covenants or other agreements relating to the subject matter hereof except as stated or referred to herein.

21.          The terms and provisions of this Subscription Agreement shall be binding upon and enure to the benefit of the Subscriber and the Corporation and their respective heirs, executors, administrators, successors and assigns; provided that, except for the assignment by a Subscriber who is acting as nominee or agent to the beneficial owner and as otherwise herein provided, this Subscription Agreement shall not be assignable by any party without prior written consent of the other parties.

CANADA, UNITED STATES

AND INTERNATIONAL

22.          The Subscriber, on its own behalf and, if applicable, on behalf of others for whom it is contracting hereunder, agrees that this subscription is made for valuable consideration and may not be withdrawn, cancelled, terminated or revoked by the Subscriber, on its own behalf and, if applicable, on behalf of others for whom it is contracting hereunder.

23.          Neither this Subscription Agreement nor any provision hereof shall be waived, modified, changed, discharged or terminated except only by a written instrument signed by each party against whom the waiver, change, discharge or termination is sought.

24.          The invalidity, illegality or unenforceability of any provision in this Subscription Agreement shall not affect the validity, legality or enforceability of any other provision hereof.

25.          The Subscriber acknowledges and agrees that acceptance of this Subscription Agreement will be conditional, among other things, upon the sale of Units to the Subscriber being exempt from any prospectus and offering memorandum requirements of all applicable securities laws. The Corporation will be deemed to have accepted this Subscription Agreement upon the delivery at closing of the certificates representing the Common Shares and Warrants to or upon the direction of the Subscriber in accordance with the provisions hereof.

26.          The headings used in this Subscription Agreement have been inserted for convenience of reference only and shall not affect the meaning or interpretation of this Subscription Agreement or any provision hereof.

27.          The covenants, representations and warranties contained herein shall survive the closing of the transactions contemplated hereby.

28.          In this Subscription Agreement (including attachments), references to “$” or “Cdn. $” are to Canadian dollars.

29.          The Subscriber and each beneficial purchaser, if any, acknowledges its consent and requests that all documents evidencing or relating in any way to its purchase of Units be drawn up in the English language only. Nous reconnaissons par les présentes avoir consenti et demandé que tous les documents faisant foi ou se rapportant de quelque manière à l’achat des securities soient rédigés en anglais seulement.

In addition to completing the first page of this Subscription Agreement and the applicable sections of the Terms and Conditions, please also complete the attached exhibits, as applicable.

EXHIBIT 1
REPRESENTATION LETTER

(FOR ACCREDITED INVESTORS)

TO:	XORTX THERAPEUTICS INC. (the “Corporation”)

In connection with the agreement to purchase units of the Corporation (“Units”), each Unit comprised of one common share in the capital of the Corporation (“Common Share”) and one half of one Common Share purchase warrant by the undersigned subscriber or, if applicable, the principal on whose behalf the undersigned is purchasing as agent (the “Subscriber” for the purposes of this Exhibit 1), hereby represents, warrants, covenants and certifies to the Corporation, both as at the date hereof and as of the Closing Time (as defined in the Subscription Agreement):

1.            The Subscriber is resident in or is otherwise subject to the applicable securities laws of a jurisdiction of Canada;

2.            The Subscriber is an “accredited investor”, as such term is defined: (A) if the Subscriber is resident in or otherwise subject to the applicable securities laws of a province of Canada other than Ontario, in National Instrument 45-106 entitled “Prospectus Exemptions” (“NI 45-106”) promulgated under applicable securities legislation in such jurisdictions; or (B) if the Subscriber is resident in or otherwise subject to the applicable securities laws of Ontario, in Section 73.3(1) of the Securities Act (Ontario), by virtue of satisfying the indicated criterion as set out in Appendix “A” to this Representation Letter.

3.            The Subscriber fully understands the meaning of the terms and conditions of the category of "accredited investor" applicable to it, has had an opportunity to discuss the meaning of the category of "accredited investor" applicable to it with a representative of the Corporation, and confirms that it has reviewed and understands the definitions in Appendix “A” to this Representation Letter in respect of the category of "accredited investor" applicable to it and, in particular, if the Subscriber is an "accredited investor" by virtue of satisfying paragraph (j), (j.1), (k) or (l) of Appendix “A” to this Representation Letter, it has reviewed and understands the meaning and calculation of "financial assets", "related liabilities" and "net assets", as applicable, contained in Appendix “A” hereto;

4.            The Subscriber was not created or used solely to purchase or hold securities as an accredited investor as described in paragraph (m) of the definition of “accredited investor” in NI 45-106;

5.            If the Subscriber is relying on paragraphs (j), (k) or (l) of the definition of “accredited investor” in NI 45-106, the Subscriber has executed and delivered a Risk Acknowledgment Form set out in Appendix “B” to this Representation Letter which, upon execution, shall be incorporated into and form a part of the Subscription Agreement and the Corporation and its counsel shall be entitled to rely thereon; and

6.            Upon execution of this Exhibit 1 by the Subscriber, this Exhibit 1 shall be incorporated into and form a part of the Subscription Agreement and the Corporation and its counsel shall be entitled to rely thereon.

Dated: .

Print Name of Subscriber
IMPORTANT: PLEASE INITIAL THE APPLICABLE PROVISION IN APPENDIX A ON THE NEXT PAGES AND, IF APPLICABLE, COMPLETE APPENDIX B
By:
Signature

Print Name of Signatory (if different from Subscriber)

Title

APPENDIX “A” TO EXHIBIT 1

NOTE: THE INVESTOR MUST INITIAL OR OTHERWISE MARK BESIDE THE APPLICABLE PORTION OF THE DEFINITION BELOW.

Accredited Investor - (defined in National Instrument 45-106 or Section 73.3(1) of the Securities Act (Ontario)) means:

______	(a)	(i) except in Ontario, a Canadian financial institution, or a Schedule III bank, or (ii) in Ontario, a financial institution described in paragraph 1, 2 or 3 of subsection 73.1(1) of the Securities Act (Ontario); or

______	(b)	(i) except in Ontario, the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada), or (ii) in Ontario, the Business Development Bank of Canada; or

______	(c)	(i) except in Ontario, a subsidiary of any person referred to in paragraphs (a)(i) or (b)(i), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary, or (ii) in Ontario, a subsidiary or any person or company referred to in paragraphs (a)(ii) or (b)(ii), if the person or company owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary; or

______	(d)	(i) except in Ontario, a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, or (ii) in Ontario, a person or company registered under the securities legislation of a province or territory of Canada as an adviser or dealer, except as otherwise prescribed by the regulations in respect of the Securities Act (Ontario); or

______	(e)	an individual registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d)(i); or

______	(e.1)	an individual formerly registered under the securities legislation of a jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador); or

______	(f)	(i) except in Ontario, the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly-owned entity of the Government of Canada or a jurisdiction of Canada, or (ii) in Ontario, the Government of Canada, the government of a province or territory of Canada, or any Crown corporation, agency or wholly owned entity of the Government of Canada or of the government of a province or territory of Canada; or

______	(g)	(i) except in Ontario, a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec, or (ii) in Ontario, a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’Île de Montréal or an intermunicipal management board in Quebec; or

______	(h)	(i) except in Ontario, any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government, or (ii) in Ontario, any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government; or

______	(i)	(i) except in Ontario, a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada), a pension commission or similar regulatory authority of a jurisdiction of Canada, or (ii) in Ontario, a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a province or territory of Canada; or

______	(j)	an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000; or

(Note: Financial assets include cash and securities, but do not include a personal residence – see the definition of "financial assets" below. Financial assets are generally liquid or relatively easy to liquidate. You must subtract any liabilities related to your financial assets to calculate your net financial assets—see the definition of "related liabilities" below. In the case where financial assets are held in a trust or in another type of investment vehicle for the benefit of an individual there may be questions as to whether the individual beneficially owns the financial assets. The following factors are indicative of beneficial ownership of financial assets: (i) physical or constructive possession of evidence of ownership of the financial asset; (ii) entitlement to receipt of any income generated by the financial asset; (iii) risk of loss of the value of the financial asset; and (iv) the ability to dispose of the financial asset or otherwise deal with it as you see fit. For example, securities held in a self-directed RRSP, for your sole benefit, are beneficially owned by you. In general, financial assets in a spousal RRSP would also be included for the purposes of the financial assets test in this paragraph (j); however, financial assets held in a group RRSP under which you do not have the ability to acquire the financial assets and deal with them directly are not considered to be beneficially owned by you. If you meet the higher financial asset threshold set out in paragraph (j.1) as an individual exclusive of your spouse, then initial paragraph (j.1) instead of this paragraph (j).)

Please provide the following information to the best of your knowledge based on the most recent information available to you:

Aggregate realizable value of financial assets before taxes	$

Related liabilities	$

(Note: If the Subscriber is relying on this category of Accredited Investor to purchase the Units, the Subscriber must also complete in duplicate Appendix “B” to this Representation Letter.)

______	(j.1)	an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $5,000,000; or

(Note: See the definition of "financial assets" below and the guidance in paragraph (j) above. The financial assets of your spouse (including financial assets in a spousal RRSP) cannot be included in the calculation of net financial assets under this paragraph (j.1).)

Please provide the following information to the best of your knowledge based on the most recent information available to you:

Aggregate realizable value of financial assets before taxes	$

Related liabilities	$

______	(k)	an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year; or

Please provide the following information (based on your two most recent notices of assessment from the Canada Revenue Agency or equivalent):

Net income	Last year Range – Less than $100,000 ☐		State Amount:
before taxes		Range – $100,000 to $200,000 ☐	$
Range – $201,000 to $300,000 ☐
Range – $301,000 to $400,000 ☐
Range – Greater than $401,000 ☐

Year prior
	to last	Range – Less than $100,000 ☐	State Amount:
		Range – $100,000 to $200,000 ☐	$
Range – $201,000 to $300,000 ☐
Range – $301,000 to $400,000 ☐
Range – Greater than $401,000 ☐

If applicable, net	Last year Range – Less than $100,000 ☐		State Amount:
income before		Range – $100,000 to $200,000 ☐	$
taxes of your		Range – $201,000 to $300,000 ☐
spouse		Range – $301,000 to $400,000 ☐
Range – Greater than $401,000 ☐

Year prior
	to last	Range – Less than $100,000 ☐	State Amount:
		Range – $100,000 to $200,000 ☐	$
Range – $201,000 to $300,000 ☐
Range – $301,000 to $400,000 ☐
Range – Greater than $401,000 ☐

(Note: If the Subscriber is relying on this category of Accredited Investor to purchase the Units, the Subscriber must also complete in duplicate Appendix “B” to this Representation Letter.)

______	(l)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000; or

(Note: To calculate net assets, take the value of your total assets (which may include a personal residence) and subtract your total liabilities (which may include a mortgage or equity line of credit). The value attributed to assets should reasonably reflect their estimated fair value. Income tax should be considered a liability if the obligation to pay it is outstanding at the Closing Date.)

Please provide the following information by subtracting your total liabilities from your total assets:

Total Assets	$

Minus, Total Liabilities (including outstanding taxes)	- $

Equals, Net Assets	= $

(Note: If the Subscriber is relying on this category of Accredited Investor to purchase the Units, the Subscriber must also complete in duplicate Appendix “B” to this Representation Letter.)

(Note: if individual accredited investors wish to purchase through wholly-owned holding companies or similar entities, such purchasing entities must qualify under paragraphs (t) or (w) below, which must be initialed and the applicable information provided.)

______	(m)	a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements; or

______	(n)	an investment fund that distributes or has distributed its securities only to:

(i)	a person that is or was an accredited investor at the time of the distribution, or

(ii)	a person that acquires or acquired securities in the circumstances referred to in sections 2.10 or 2.19 of National Instrument 45-106, or

(iii)	a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 of National Instrument 45-106; or

______	(o)	an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Quebéc, the securities regulatory authority, has issued a receipt; or

______	(p)	a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be; or

______	(q)	a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction; or

______	(r)	a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded; or

______	(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function; or

______	(t)	a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors (as defined in National Instrument 45-106); or

If you initialed (t), then indicate the name and category of accredited investor (by reference to the applicable letter above) of each of the owners of interests (attach additional pages if more than three):

Name	Category of Accredited Investor

______	(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser; or

______	(v)	(i) a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor, or (ii) in Ontario, a person or company that is recognized or designated by the Ontario Securities Commission as an accredited investor; or

______	(w)	a trust established by an accredited investor for the benefit of the accredited investor’s family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor’s spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor’s spouse or of that accredited investor’s former spouse.

Note: If you initialed (w), then indicate the name and category of accredited investor (by reference to the applicable letter above) of each of the following (attach additional pages if more than three trustees):

	Name	Category of Accredited Investor

Individual who established trust:

Trustee

Trustee

Trustee

For the purposes hereof:

(a)	“bank” means a bank named in Schedule I or II of the Bank Act (Canada);

(b)	“Canadian financial institution” means

(i)	an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or

(ii)	a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

(x)	“consultant” means, for an issuer, a person, other than an employee, executive officer, or director of the issuer or of a related entity of the issuer, that:

(i)	is engaged to provide services to the issuer or a related entity of the issuer, other than services provided in relation to a distribution,

(ii)	provides the services under a written contract with the issuer or a related entity of the issuer, and

(iii)	spends or will spend a significant amount of time and attention on the affairs and business of the issuer or a related entity of the issuer,

and includes

(iv)	for an individual consultant, a corporation of which the individual consultant is an employee or shareholder, and a partnership of which the individual consultant is an employee or partner, and

(v)	for a consultant that is not an individual, an employee, executive officer, or director of the consultant, provided that the individual employee, executive officer, or director spends or will spend a significant amount of time and attention on the affairs and business of the issuer or a related entity of the issuer;

(c)	“control person” has the same meaning as in securities legislation and generally means any person that holds or is one of a combination of persons that holds:

(i)	a sufficient number of the voting rights attached to all outstanding voting securities of an issuer to affect materially the control of the issuer, and

(ii)	if a person holds more than 20% of the outstanding voting rights attached to all outstanding voting securities of an issuer, the person is deemed, in the absence of evidence to the contrary, to hold a sufficient number of the voting rights to affect materially the control of the issuer;

(d)	“director” means:

(i)	a member of the board of directors of a company or an individual who performs similar functions for a company, and

(ii)	with respect to a person that is not a company, an individual who performs functions similar to those of a director of a company;

(e)	“eligibility adviser” means:

(i)	a person that is registered as an investment dealer and authorized to give advice with respect to the type of security being distributed, and

(ii)	in Saskatchewan or Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not

(iii)	have a professional, business or personal relationship with the issuer, or any of its directors, executive officers, founders, or control persons, and

(iv)	have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months;

(f)	“executive officer” means, for an issuer, an individual who is

(i)	a chair, vice-chair or president,

(ii)	a vice-president in charge of a principal business unit, division or function including sales, finance or production, or

(iii)	performing a policy-making function in respect of the issuer;

(g)	“financial assets” means

(i)	cash,

(ii)	securities, or

(iii)	a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

(h)	“foreign jurisdiction” means a country other than Canada or a political subdivision of a country other than Canada;

(i)	“founder” means, in respect of an issuer, a person who,

(i)	acting alone, in conjunction, or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer, and

(ii)	at the time of the distribution or trade is actively involved in the business of the issuer;

(j)	“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client's express consent to a transaction;

(k)	“individual” means a natural person, but does not include:

(i)	a partnership, unincorporated association, unincorporated syndicate, unincorporated organization or trust, or

(ii)	a natural person in the person’s capacity as trustee, executor, administrator or other legal representative;

(l)	“insider” means:

(i)	a director or an officer of an issuer,

(ii)	a director or an officer of a person that is itself an insider or a subsidiary of an issuer,

(iii)	a person that has:

(A)	beneficial ownership of, or control or direction over, directly or indirectly, or

(B)	a combination of beneficial ownership of, and control or direction over, directly or indirectly, securities of an issuer carrying more than 10% of the voting rights attached to all the issuer's outstanding voting securities, excluding, for the purpose of the calculation of the percentage held, any securities held by the person as underwriter in the course of a distribution,

(iv)	an issuer that has purchased, redeemed or otherwise acquired a security of its own issue, for long as it continues to hold that security,

(v)	a person designated as an insider in an order made under section 3.2, or

(vi)	person that is in a prescribed class of persons;

(m)	“investment fund” has the same meaning as in National Instrument 81-106 Investment Fund Continuous Disclosure;

(n)	“jurisdiction” means a province or territory of Canada except when used in the term foreign jurisdiction;

(o)	“local jurisdiction” means the jurisdiction in which the Canadian securities regulatory authority is situate;

(p)	“permitted assign” means, for a person that is an employee, executive officer, director or consultant of an issuer or of a related entity of the issuer,

(i)	a trustee, custodian, or administrator acting on behalf of, or for the benefit of the person,

(ii)	a holding entity for the person,

(iii)	a RRSP, RRIF, or TFSA of the person,

(iv)	a spouse of the person,

(v)	a trustee, custodian, or administrator acting on behalf of, or for the benefit of the spouse of the person,

(vi)	a holding entity of the spouse of the person,

(vii)	a RRSP, RRIP or TFSA of the spouse of the person;

(q)	“person” includes

(i)	an individual,

(ii)	a corporation,

(iii)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and

(iv)	an individual or other person in that person's capacity as a trustee, executor, administrator or personal or other legal representative;

(r)	“registrant” means a person registered or required to be registered under the applicable securities laws;

(s)	“regulator” means, for the local jurisdiction, the Executive Director as defined under securities legislation of the local jurisdiction;

(t)	“related entity” means, for an issuer, a person that controls or is controlled by the issuer or that is controlled by the same person that controls the issuer;

(u)	“related liabilities” means

(i)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or

(ii)	liabilities that are secured by financial assets.

(v)	“Schedule III bank” means an authorized foreign bank named in Schedule III of the Bank Act (Canada);

(w)	“spouse” means, an individual who,

(i)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual,

(ii)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or

(iii)	in Alberta, is an individual referred to in paragraph (i) or (ii) above, or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta); and

(x)	“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.

Affiliated Entities, Control and Subsidiaries

1.	A person or company is considered to be an affiliated entity of another person or company if one is a subsidiary entity of the other, or if both are subsidiary entities of the same person or company, or if each of them is controlled by the same person or company.

2.	A person or company is considered to be controlled by a person or company if

(a)	in the case of a person or company,

(i)	voting securities of the first mentioned person or company carrying more than 50% of the votes for the election of directors are held, otherwise than by way of security only, by or for the benefit of, the other person or company, and

(ii)	the votes carried by the securities are entitled, if exercise, to elect a majority of the directors of the first mentioned person or company.

(b)	in the case of a partnership that does not have directors, other than a limited partnership, the second mentioned person or company holds more than 50% of the interests in the partnership; or

(c)	in the case of a limited partnership, the general partner is the second mentioned person or company.

3.	A person or company is considered to be a subsidiary entity of another person or company if

(a)	it is controlled by,

(iii)	that other; or

(iv)	that other and one or more persons or companies, each of which is controlled by that other; or

(v)	two or more persons or companies, each of which is controlled by that other; or

(vi)	it is a subsidiary entity of a person or company that is the other’s subsidiary entity.

All monetary references are in Canadian dollars

APPENDIX “B” TO EXHIBIT 1

RISK ACKNOWLEDGEMENT FORM FOR CERTAIN INDIVIDUAL ACCREDITED INVESTORS

To be completed by individuals investing under categories (j), (k) or (l) of the definition of "accredited investor" in National Instrument 45-106 – Prospectus Exemptions, which are reproduced in Appendix “A” to Exhibit 1 as paragraphs (j), (k) or (l), as applicable. Note that individuals investing under category (j.1) of the definition of "accredited investor" in National Instrument 45-106 – Prospectus Exemptions do not need to complete this form.

WARNING!
This investment is risky. Don’t invest unless you can afford to lose all the money you pay for this investment.

SECTION 1 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
1. About your investment
Type of securities: Units, each comprised of one Common Share and one Warrant	Issuer:
Purchased from the Issuer
SECTIONS 2 TO 4 TO BE COMPLETED BY THE PURCHASER
2. Risk acknowledgement
This investment is risky. Initial that you understand that:	Your initials
Risk of loss – You could lose your entire investment of $ . [Instruction: Insert the dollar amount of the investment.]
Liquidity risk – You may not be able to sell your investment quickly – or at all.
Lack of information – You may receive little or no information about your investment.
Lack of advice – You will not receive advice from the salesperson about whether this investment is suitable for you unless the salesperson is registered. The salesperson is the person who meets with, or provides information to, you about making this investment. To check whether the salesperson is registered, go to www.aretheyregistered.ca.
3. Accredited investor status
You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you. (You may initial more than one statement.) The person identified in section 6 is responsible for ensuring that you meet the definition of accredited investor. That person, or the salesperson identified in section 5, can help you if you have questions about whether you meet these criteria.	Your initials

•     Your net income before taxes was more than $200,000 in each of the two most recent calendar years, and

•     you expect it to be more than $200,000 in the current calendar year. (You can find your net income before taxes on your personal income tax return.)

• Your net income before taxes combined with your spouse’s was more than $300,000 in each of the two most recent calendar years, and you expect your combined net income before taxes to be more than $300,000 in the current calendar year.
• Either alone or with your spouse, you own more than $1 million in cash and securities, after subtracting any debt related to the cash and securities.
• Either alone or with your spouse, you have net assets worth more than $5 million. (Your net assets are your total assets (including real estate) minus your
Your name and signature
By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form.
First and last name (please print):
Signature:	Date:
SECTION 5 TO BE COMPLETED BY THE SALESPERSON
Salesperson information
[Instruction: The salesperson is the person who meets with, or provides information to, the purchaser with respect to making this investment. That could include a representative of the issuer or selling security holder, a registrant or a person who is exempt from the registration requirement.]
First and last name of salesperson (please print):
Telephone:	Email:
Name of firm (if registered):	Dealer Rep. Code:
SECTION 6 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
For more information about this investment
Allen Davidoff 403 455 7727 or adavidoff@xortx.com For more information about prospectus exemptions, contact your local contact information at www.securities-administrators.ca.

Form instructions:

1.	The information in sections 1, 5 and 6 must be completed before the purchaser completes and signs the form.

2.	The purchaser must sign this form. Each of the purchaser and the issuer must receive a copy of this form signed by the purchaser. The issuer is required to keep a copy of this form for 8 years after the distribution.

EXHIBIT 2

CLOSE PERSONAL FRIEND/CLOSE BUSINESS ASSOCIATE QUESTIONNAIRE

To be completed by Subscribers to whom section 7(e)(iii)(IV), (V), (VI), (VIII) or (IX) of the Subscription Agreement applies.

Name of director, executive officer, control person or founder of whom Subscriber is a close personal friend/close business associate

Length of relationship

Details of relationship or prior business dealings

The undersigned understands that the Corporation is relying on this information in determining to sell securities to the undersigned in a manner exempt from the registration and prospectus requirements of applicable securities laws.

Date:                                          .

Print name of Subscriber

By:
Signature

Print name of Signatory (if different from
Subscriber)

Title

MEANING OF "CLOSE PERSONAL FRIEND" AND "CLOSE BUSINESS ASSOCIATE" AS DESCRIBED IN COMPANION POLICY 45-106CP TO NATIONAL INSTRUMENT 45-106 PROSPECTUS EXEMPTIONS

Meaning of "close personal friend"

A "close personal friend" of a director, executive officer, founder or control person of an issuer is an individual who knows the director, executive officer, founder or control person well enough and has known them for a sufficient period of time to be in a position to assess their capabilities and trustworthiness and to obtain information from them with respect to the investment. The term "close personal friend" can include a family member who is not already specifically identified in the exemptions if the family member satisfies the criteria described above.

The following factors are relevant in determining whether a relationship is that of a close personal friend:

(a)	the length of time the individual has known the director, executive officer, founder or control person,

(b)	the nature of the relationship between the individual and the director, executive officer, founder or control person including such matters as the frequency of contacts between them and the level of trust and reliance in the other circumstances, and

(c)	the number of "close personal friends" of the director, executive officer, found or control person to whom securities have been distributed in reliance on the private issuer exemption or the family, friends and business associates exemption.

An individual is not a close personal friend solely because the individual is:

(a)	a relative,

(b)	a member of the same organization, association or religious group,

(c)	a co-worker, colleague or associate at the same workplace,

(d)	a client, customer, former client or former customer,

(e)	a mere acquaintance, or

(f)	connected through some form of social media, such as Facebook, Twitter or LinkedIn.

The relationship between the individual and the director, executive officer, founder or control person must be direct. For example, the exemption is not available to a close personal friend of a close personal friend of a director of the issuer.

A relationship that is primarily founded on participation in an Internet forum is not considered to be a relationship of a close personal friend.

Meaning of "close business associate"

A "close business associate" is an individual who has had sufficient prior business dealings with a director, executive officer, founder or control person of the issuer to be in a position to assess their capabilities and trustworthiness and to obtain information from them with respect to the investment.

The following factors are relevant in determining whether a relationship is that of a close business associate:

(a)	the length of time the individual has known the director, executive officer, founder or control person,

(b)	the nature of any specific business relationships between the individual and the director, executive officer, founder or control person, including, for each relationship, when it began, the frequency of contact between them and when it terminated if it is not ongoing, and the level of trust and reliance in the other circumstances,

(c)	the nature and number of any business dealings between the individual and the director, executive officer, found or control person, the length of the period during which they occurred, and the nature and date of the most recent business dealing, and

(d)	the number of "close business associates" of the director, executive officer, found or control person to whom securities have been distributed in reliance on the private issuer exemption or the family, friends and business associates exemption.

An individual is not a close business associate solely because the individual is:

(a)	a member of the same club, organization, association or religious group,

(b)	a co-worker, colleague or associate at the same workplace,

(c)	a client, customer, former client or former customer,

(d)	a mere acquaintance, or

(e)	connected through some form of social media, such as Facebook, Twitter or LinkedIn.

The relationship between the individual and the director, executive officer, founder or control person must be direct. For example, the exemption is not available for a close business associate of a close business associate of a director of the issuer.

A relationship that is primarily founded on participation in an Internet forum is not considered to be a relationship of a close business associate.

EXHIBIT 3

RISK ACKNOWLEDGEMENT FORM

(Saskatchewan Close Friends and Close Business Associates Only)

WARNING

Risk Acknowledgement

Saskatchewan Close Personal Friends and Close Business Associates

I acknowledge that this is a risky investment:

•	I am investing entirely at my own risk.
•	No securities regulatory authority has evaluated or endorsed the merits of these securities.
•	The person selling me these securities is not registered with a securities regulatory authority and has no duty to tell me whether this investment is suitable for me.
•	I will not be able to sell these securities for 4 months.
•	I could lose all the money I invest.
•	I do not have a two-day right to cancel my purchase of these securities or the statutory rights of action for misrepresentation I would have if I were purchasing the securities under a prospectus. I do have a two-day right to cancel my purchase of these securities if I received an amended offering document.

I am investing $                      [total consideration] in total; this includes any amount I am obliged to pay in future.

I am a close personal friend or close business associate of                     [state name], who is a                      [state title - founder, director, executive officer or control person] of                      [state name of issuer or its affiliate – if an affiliate state “an affiliate of the issuer” and give the issuer’s name].

I acknowledge that I am purchasing based on my close relationship with ___ ______________ [state name of founder, director, executive officer or control person] of                      [state name of issuer or its affiliate – if an affiliate state “an affiliate of the issuer” and give the issuer’s name] whom I know well enough and for a sufficient period of time to be able to assess her/his capabilities and trustworthiness.

I acknowledge that this is a risky investment and that I could lose all the money I invest.

Date	Signature of Purchaser

Print name of Purchaser

Sign two copies of this document. Keep one copy for your records.

You are buying Exempt Market Securities

They are called exempt market securities because two parts of securities law do not apply to them. If an issuer wants to sell exempt market securities to you:

-	the issuer does not have to give you a prospectus (a document that describes the investment in detail and gives you some legal protections), and

-	the securities do not have to be sold by an investment dealer registered with a securities regulatory authority or regulator.

There are restrictions on your ability to resell exempt market securities. Exempt market securities are more risky than other securities.

You may not receive any written information about the issuer or its business

If you have any questions about the issuer or its business, ask for written clarification before you purchase the securities. You should consult your own professional advisers before investing in the securities.

You will not receive advice

Unless you consult your own professional advisors, you will not get professional advice about whether the investment is suitable for you.

EXHIBIT 4

RISK ACKNOWLEDGEMENT FORM FOR ONTARIO FAMILY,

FRIENDS AND BUSINESS ASSOCIATES

WARNING!
This investment is risky. Don't invest unless you can afford to lose all the money you pay for this investment

SECTION 1 TO BE COMPLETED BY THE ISSUER
1. About your investment
Type of securities: Units, each comprised of one Common Share and one Warrant	Issuer: XORTX Therapeutics Inc.
Purchased from the Issuer
SECTION 2 TO 4 TO BE COMPLETED BY THE PURCHASER
2. Risk acknowledgement [Instruction: initial all boxes in Section 2]
This investment is risky. Initial that you understand that:	Your initials
Risk of loss – You could lose your entire investment of $ [Instruction: Insert the total dollar amount of the investment.]
Liquidity risk – You may not be able to sell your investment quickly – or at all.
Lack of information – You may receive little or no information about your investment.
Lack of advice – You will not receive advice from the salesperson about whether this investment is suitable for you unless the salesperson is registered. The salesperson is the person who meets with, or provides information to, you about making this investment. To check whether the salesperson is registered, go to www.aretheyregistered.ca.
3. Family, friend or business associate status [Instruction: initial one or more boxes that apply]
You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you.	Your initials

A.       You are:

4.        1. [check all applicable boxes]

☐  a director of the issuer or an affiliate of the issuer

☐ an executive officer of the issuer or an affiliate of the issuer

☐ a control person of the issuer or an affiliate of the issuer

☐ a founder of the issuer

5.        OR

2. [check all applicable boxes]

☐      a person of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, (i) individuals listed in (1) above and/or (ii) family members, close personal friends or close business associates of individuals listed in (1) above

☐      a trust or estate of which all of the beneficiaries or a majority of the trustees or executors are (i) individuals listed in (1) above and/or (ii) family members, close personal friends or close business associates of individuals listed in (1) above

A.            You are a family member of              [Instruction: Insert the name of the person who is your relative either directly or through his or her spouse], who holds the following position affiliate of the issuer:                         .

You are the                                  of that person or that person's spouse.

[Instruction: To qualify for this investment, the person listed above must be (a) your spouse or (b) your or your spouse's parent, grandparent, brother, sister, child or grandchild.]

B.             You are a close personal friend of                                 [Instruction: Insert the name of your close personal friend], who holds the following position at the issuer or an affiliate of the issuer:                                 .

You have known that person for years.

C.            You are a close business associate of                                 [Instruction: Insert the name of your close business associate], who holds the following position at the issuer or an affiliate of the issuer:                                 .

You have known that person for                              years.

6. Your name and signature
By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form. You also confirm that you are eligible to make this investment because you are a family member, close personal friend or close business associate of the person identified in section 5 of this form.
First and last name (please print):
Signature:	Date:
SECTION 5 TO BE COMPLETED BY PERSON WHO CLAIMS THE CLOSE PERSONAL RELATIONSHIP, IF APPLICABLE

7. Contact person at the issuer or an affiliate of the issuer
[Instruction: To be completed by the director, executive officer, control person or founder with whom the purchaser has a close personal relationship indicated under sections 3B, C or D of this form.]

By signing this form, you confirm that you have, or your spouse has, the following relationship with the purchaser: [check the box that applies]

☐    family relationship as set out in section 3B of this form

☐    close personal friendship as set out in section 3C of this form

☐    close business associate relationship as set out in section 3D of this form

First and last name of contact person (please print):
Position with the issuer or affiliate of the issuer (director, executive officer, control person or founder):
Telephone:	Email:
Signature:	Date:
SECTION 6 TO BE COMPLETED BY THE ISSUER
8. For more information about this investment
Allen Davidoff 403 455 7727 or adavidoff@xortx.com
For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www.securities-administrators.ca.
Signature of executive officer of the issuer (other than the purchaser):	Date:

Form instructions:

1.	The information in sections 1, 5 and 6 must be completed before the purchaser completes and signs the form.

2.	The purchaser, an executive officer who is not the purchaser and, if applicable, the person who claims the close personal relationship to the purchaser must sign this form. Each of the purchaser, contact person at the issuer and the issuer must receive a copy of this form signed by the purchaser. The issuer is required to keep a copy of this form for 8 years after the distribution.

3.	The detailed relationships required to purchase securities under this exemption are set out in section 2.5 of National Instrument 45-106 Prospectus Exemptions. For guidance on the meaning of "close personal friend" and "close business associate", please refer to sections 2.7 and 2.8, respectively, of Companion Policy 45-106CP Prospectus Exemptions.

For the purposes of a Subscriber resident in or otherwise subject to applicable securities laws of Ontario relying on paragraph 7(e)(iii) of the Subscription Agreement to which this Exhibit 4 is attached, then this Exhibit must be signed by all of the following:

(i)	the Subscriber; and

(ii)	an executive officer of the Corporation other than the Subscriber; and

(iii)	if the Subscriber is a person referred to under paragraph 7(e)(iii)(II), the director, executive officer or control person of the Corporation or an affiliate of the Corporation who has the specified relationship with the Subscriber; or

(iv)	if the Subscriber is a person referred to under paragraph 7(e)(iii)(III), the director, executive officer or control person of the Corporation or an affiliate of the Corporation whose spouse has the specified relationship with the Subscriber; or

(v)	if the Subscriber is a person referred to under paragraph 7(e)(iii)(IV) or 7(e)(iii)(V), the director, executive officer or control person of the Corporation or an affiliate of the Corporation who is a close personal friend or a close business associate of the Subscriber; or

(vi)	the founder of the Corporation, if the Subscriber is a person referred to in paragraph 7(e)(iii)(VI) or 7(e)(iii)(VII)other than the founder of the Corporation

EXHIBIT 5

CERTIFICATION OF U.S. PURCHASER

TO:	XORTX THERAPEUTICS INC. (the "Corporation")

(Capitalized terms not specifically defined in this Exhibit have the meaning ascribed to them in the Subscription Agreement to which this Exhibit is attached.)

In connection with the execution of the Subscription Agreement to which this Exhibit is attached, the undersigned (the "Purchaser") represents, warrants, covenants, agrees and certifies (which representations, warranties, covenants, agreements and certifications shall survive the Closing) to the Corporation, the Agents, the US Affiliates and their respective counsel (and acknowledges that the Corporation, the Agents, the US Affiliates and their respective counsel are relying thereon) that:

(a)	The Purchaser understands and agrees that the Offered Securities have not been and will not be registered under the U.S. Securities Act, or applicable state securities laws, and the Offered Securities are being offered and sold by the Corporation in reliance upon the exemption from the registration requirement of the U.S. Securities Act provided by Section 4(a)(2) of the U.S. Securities Act and/or Rule 506(b) thereunder and similar exemptions under applicable state securities laws.

(b)	The Purchaser, and if applicable, each person for whose account the Purchaser is purchasing and acquiring the Offered Securities, is an accredited investor (“Accredited Investor”) that satisfies one or more of the categories of “accredited investor” in Rule 501(a) of Regulation D under the U.S. Securities Act (“Regulation D”) indicated below (the Purchaser must initial the appropriate line(s) applicable to it, and insert “BP” on the appropriate line applicable to any beneficial purchaser on behalf of whom the Purchaser is acting):

______	Category 1.	A bank, as defined in Section 3(a)(2) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or

______	Category 2.	A savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or

______	Category 3.	A broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934, as amended; or

______	Category 4.	An insurance company as defined in Section 2(a)(13) of the U.S. Securities Act; or

______	Category 5.	An investment company registered under the United States Investment Company Act of 1940, as amended; or

______	Category 6.	A business development company as defined in Section 2(a)(48) of the United States Investment Company Act of 1940, as amended; or

______	Category 7.	A small business investment company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the United States Small Business Investment Act of 1958, as amended; or

______	Category 8.	A plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of U.S.$5,000,000; or

______	Category 9.	An employee benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974 in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or an employee benefit plan with total assets in excess of U.S.$5,000,000 or, if a self- directed plan, with investment decisions made solely by persons who are accredited investors; or

______	Category 10.	A private business development company as defined in Section 202(a)(22) of the United States Investment Advisers Act of 1940, as amended; or

______	Category 11.	An organization described in Section 501(c)(3) of the United States Internal Revenue Code of 1986, as amended, a corporation, a Massachusetts or similar business trust, a partnership, or a limited liability company, not formed for the specific purpose of acquiring the Offered Securities, with total assets in excess of U.S.$5,000,000; or

______	Category 12.	Any director or executive officer of the Corporation; or

______	Category 13.	A natural person whose individual net worth,1 or joint net worth with that person’s spouse, at the time of purchase exceeds U.S.$1,000,000; or

______	Category 14.	A natural person who had an individual income in excess of U.S.$200,000 in each of the two most recent years or joint income with that person’s spouse in excess of U.S.$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

______	Category 15.	A trust, with total assets in excess of U.S.$5,000,000, not formed for the specific purpose of acquiring the Offered Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D under the U.S. Securities Act; or

______	Category 16.	Any entity in which all of the equity owners meet the requirements of at least one of the above categories.

(c)	The Purchaser is authorized to consummate the purchase of the Offered Securities.

(d)	The Purchaser is acquiring the Offered Securities as principal for its own account or for the account of one or more Accredited Investors for which it exercises sole investment discretion and not with the view to the resale or distribution thereof in violation of the U.S. Securities Act or any state securities laws.

(e)	The Purchaser, alone or with its representatives, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits, and risks of its investment in the Offered Securities and the Purchaser is able to bear the loss of the entire investment.

(f)	The Purchaser is not purchasing the Offered Securities as a result of any “directed selling efforts” (as defined in Regulation S under the U.S. Securities Act (“Regulation S”)) or any “general solicitation” or “general advertising” (as those terms are used in Regulation D), including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or disseminated on the Internet, or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

1 “net worth” means the excess of total assets at fair market value (including personal and real property, but excluding the estimated fair market value of a person’s primary residence) over total liabilities. Total liabilities excludes any mortgage on the primary home in an amount of up to the home's estimated fair market value as long as the mortgage was incurred more than 60 days before the Offered Securities are purchased, but includes (i) any mortgage amount in excess of the home’s fair market value and (ii) any mortgage amount that was borrowed during the 60-day period before the Offered Securities are purchased.

(g)	The Offered Securities have not been and will not be registered under the U.S. Securities Act, or the securities laws of any state, and may not be offered or sold in the United States without registration under the U.S. Securities Act and any applicable state securities laws, unless exemptions or exclusions from such registrations are available, and in accordance with the Subscription Agreement, including this Certification.

(h)	The Offered Securities will be “restricted securities” as defined in Rule 144(a)(3) under the U.S. Securities Act, and the Purchaser shall not offer, sell, pledge or otherwise transfer any of such securities, directly or indirectly, unless the offer, sale, pledge or transfer is:

(i)	to the Corporation (although the Corporation is under no obligation to purchase any securities);

(ii)	outside the United States in accordance with Rule 904 of Regulation S and in compliance with applicable local laws and regulations;

(iii)	in compliance with (A) Rule 144A under the U.S. Securities Act to a person the seller reasonably believes to be a Qualified Institutional Buyer (as defined in Rule 144A); or (B) Rule 144 under the U.S. Securities Act (“Rule 144”), if available;

(iv)	in another transaction that does not require registration under the U.S. Securities Act or any applicable state securities laws; or

(v)	pursuant to an effective registration statement under the U.S. Securities Act; and

in each case accordance with applicable state securities laws; and

the Purchaser has prior to any transfer pursuant to clauses (iii)(B) or (iv) (and, if required by the Corporation, or the transfer agent for the Corporation, clause (ii)) above, furnished to the Corporation an opinion of counsel of recognized standing, or other evidence, reasonably satisfactory to the Corporation, to the effect that such proposed transfer does not require registration under the U.S. Securities Act or applicable state securities laws.

(i)	Until such time as the same is no longer required under the requirements of the U.S. Securities Act or applicable state securities laws, the certificates representing the Offered Securities, and all certificates representing any securities issued in exchange thereof or in substitution therefor, will bear the following legend, in addition to any other legends that may be required under applicable securities laws:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THESE SECURITIES, AGREES FOR THE BENEFIT OF XORTX THERAPEUTICS INC. (THE “CORPORATION”) THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY: (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT (“REGULATION S”), (C) IN ACCORDANCE WITH (1) RULE 144A UNDER THE U.S. SECURITIES ACT OR (2) RULE 144 UNDER THE U.S. SECURITIES ACT, IF AVAILABLE, OR (D) PURSUANT TO ANOTHER EXEMPTION OR EXCLUSION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT, AND IN EACH CASE, IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS, AFTER, IN THE CASE OF TRANSFERS PURSUANT TO CLAUSE (C)(2) OR (D) (OR IF REQUIRED BY THE CORPORATION, OR ITS TRANSFER AGENT, CLAUSE (B)) ABOVE, THE HOLDER HAS PROVIDED TO THE CORPORATION A LEGAL OPINION OF COUNSEL OF RECOGNIZED STANDING OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE CORPORATION, TO THE EFFECT

THAT THE SALE OF SUCH SECURITIES IS NOT REQUIRED TO BE REGISTERED UNDER THE U.S. SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS.

THESE SECURITIES MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON CANADIAN STOCK EXCHANGES.”

provided, that if Offered Securities are being sold under Rule 904 of Regulation S in accordance with clause (B) above, at the time of sale the legend above may be removed by providing a duly completed and signed declaration to the Corporation and the transfer agent for the Corporation, in the form of Exhibit I attached to this Certificate (or in such other form as the Corporation may prescribe), together with any other evidence reasonably requested by the Corporation or transfer agent, which evidence may include an opinion of counsel of recognized standing, in form and substance reasonably satisfactory to the Corporation, to the effect that the transfer of the Offered Securities does not require registration under the U.S. Securities Act;

provided further, that if any of the Offered Securities are being sold pursuant to Rule 144, if available, the legend may be removed by delivering to the Corporation and the transfer agent for the Offered Securities being sold an opinion of counsel of recognized standing reasonably satisfactory to the Corporation and transfer agent for the Offered Securities being sold, to the effect that the legend is no longer required under applicable requirements of the U.S. Securities Act or applicable state securities laws.

Upon the Purchaser’s compliance with either Rule 904 of Regulation S or Rule 144, and the Subscription Agreement, including this Certification, the Corporation shall use its reasonable commercial efforts to cause the transfer agent to remove the foregoing legend within two business days of receipt of the foregoing.

(j)	The Warrants may not be exercised within the United States or by or on behalf of, or for the account of, a “U.S. Person” (as that term is defined in Regulation S) unless (i) the holder is an Accredited Investor, and (ii) such exercise is made pursuant to an available exemption from the registration requirements of the U.S. Securities Act and any applicable state securities laws.

(k)	The certificates representing the Warrants, and all certificates issued in exchange therefor or in substitution thereof, shall bear, in addition to any legend otherwise required, the following legend:

THIS WARRANT AND THE SECURITIES DELIVERABLE UPON EXERCISE HEREOF HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR ON BEHALF OF, OR FOR THE ACCOUNT OR BENEFIT OF, A U.S. PERSON UNLESS THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT.

(l)	The Corporation may make a notation in its records and instruct the transfer agent for the Offered Securities not to record any transfer of the Offered Securities to implement the restrictions or transfer set forth above.

(m)	The Corporation has made available to the Purchaser or its agents such additional information requested by the Purchaser or on its behalf, which the Corporation possesses or can acquire without unreasonable effort or expense, that the Purchaser considered necessary to make an informed decision to invest in the Corporation. The Purchaser has had the opportunity to ask questions of, and receive answers from, representatives of the Corporation concerning the Corporation, its business and financial condition and the terms and conditions of the offering of the Offered Securities, and all such questions have been answered to the Purchaser’s satisfaction. The Purchaser has not relied on any other representations or other information (whether oral or written) made by or on behalf of the Corporation other than as contemplated by the Subscription Agreement, including this Certificate.

(n)	The Purchaser understands that the Corporation has no obligation to file, or present intention of filing, with the United States Securities and Exchange Commission or with any state securities administrator any registration statement in respect of resales of the Offered Securities.

(o)	The Purchaser understands that if the Corporation were to ever be deemed to be, or to have at any time previously been, an issuer with (i) no or nominal operations and (ii) no or nominal assets other than cash and cash equivalents, Rule 144 may not be available with respect to transactions in the Offered Securities, and the Corporation is under no obligation to take, and has no present intention of taking, any required action in order to make Rule 144 available with respect to transactions in the Offered Securities.

(p)	The Purchaser understands that no public market for the Offered Securities now exists in the United States and a public market may never exist for the Offered Securities in the United States.

(q)	The Purchaser understands and acknowledges that there may be material tax consequences to the Purchaser of an acquisition or disposition of any of the Offered Securities. The Corporation gives no opinion and makes no representation with respect to the tax consequences to the Purchaser under United States federal, state, or local tax law, or foreign tax law, of the Purchaser’s acquisition or disposition of the Offered Securities, including, without limitation, with respect to the potential applicability of United States federal income tax rules related to “passive foreign investment companies” (“PFIC”) (as such term is defined in the United States Internal Revenue Code of 1986, as amended). In particular, the Purchaser acknowledges and understands that no determination has been made as to whether the Corporation will be classified as a PFIC for the current or any future tax year.

(r)	The Purchaser is responsible for obtaining such legal and tax advice as it considers necessary in connection with the execution, delivery and performance by it of the Subscription Agreement, including this Certification.

(s)	The Purchaser understands that the financial statements of the Corporation have been prepared in accordance with International Financial Reporting Standards, which differ in some respects from United States generally accepted accounting principles, and thus may not be comparable to financial statements of United States companies.

(t)	The Purchaser understands that its ability to enforce civil liabilities under the United States federal securities laws may be affected adversely by, among other things, the fact that: (i) the Corporation is organized under the laws of Canada; (ii) some or all of the directors and officers of the Corporation are residents of countries other than the United States; and (iii) all or a substantial portion of the assets of the Corporation and said persons may be located outside the United States.

(u)	The Purchaser understands that the Offered Securities have not been recommended by any United States federal or state securities commission or regulatory authority. The foregoing authorities have not confirmed the accuracy or determined the adequacy of the information in the Subscription Agreement or the schedules and exhibits attached hereto, and any representation to the contrary is a criminal offense.

(v)	(a) If it is acquiring the Offered Securities as a fiduciary or agent for one or more investors, it has full power to make the foregoing representations, warranties and agreements on behalf of each such investor, and the foregoing representations, warranties and agreements are true and correct and will be binding upon each such investor; or (b) the undersigned is an agent of the Purchaser duly authorized to execute and deliver this letter on behalf of the Purchaser.

(w)	The Purchaser understands and acknowledges that the representations, warranties and covenants contained in the Subscription Agreement, including this Certification, are made by it with the intent that they may be relied upon by the Corporation in determining the Purchaser’s eligibility or the eligibility of others on whose behalf the Purchaser is contracting hereunder to purchase the Offered Securities. The Purchaser agrees that by accepting the Offered Securities it shall be representing and warranting that the representations and warranties above are true as at the date hereof and the Closing Date with the same force and effect as if they had been made by it at each date and that they shall survive the purchase by it of the Offered Securities and shall continue in full force and effect notwithstanding any subsequent disposition by it of such securities.

The Purchaser undertakes to notify the Corporation, the Agents and the US Affiliates immediately of any change in any representation, warranty or other information relating to the Purchaser or any Beneficial Purchaser set forth herein which takes place prior to the Closing.

Dated: _____________________________, 2020.

If a Corporation, Partnership or Other Entity:	If an Individual:

Name of Entity	Signature

Type of Entity	Print or Type Name

Signature of Person Signing

Print or Type Name and Title of Person
Signing

EXHIBIT I TO CERTIFICATION OF U.S. PURCHASER

DECLARATION FOR REMOVAL OF LEGEND

TO:	_________________________, as transfer agent for the Common Shares of XORTX Therapeutics Inc.

AND TO:	XORTX THERAPEUTICS INC.

The undersigned (a) acknowledges that the current sale of                 Common Shares of XORTX Therapeutics Inc. (the “Corporation”) to which this declaration relates, represented by certificate number              , is being made in reliance on Rule 904 of Regulation S (“Regulation S”) under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and (b) certifies that (1) the undersigned is not an “affiliate” (as that term is defined in Rule 405 under the U.S. Securities Act) of the Corporation, (2) the offer of such securities was not made to a person in the United States and either

(A)       at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believed that the buyer was outside the United States, or

(B)       the transaction was executed in, on or through the facilities of the Toronto Stock Exchange or TSX Venture Exchange (or another “designated offshore securities market,” as defined in Regulation S) and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States, (3) neither the seller nor any affiliate of the seller nor any person acting on any of their behalf has engaged or will engage in any “directed selling efforts” (as defined in Regulation S) in the United States in connection with the offer and sale of such securities, (4) the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the securities are “restricted securities” (as is defined in Rule 144(a)(3) under the U.S. Securities Act), (5) the seller does not intend to replace such securities with fungible unrestricted securities and (6) the contemplated sale is not a transaction, or part of a series of transactions that, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act. Unless otherwise defined herein, terms used herein have the meanings given to them by Regulation S under the U.S. Securities Act.

Dated:
Name of Seller

By:

Name:

Title:

Affirmation by Seller’s Broker-Dealer (required for sales pursuant to Section (b)(2)(B) above)

We have read the representation letter of              (the “Seller”) dated                  , 20    , pursuant to which the Seller has requested that we sell, for the Seller’s account,                  [common shares] [warrants] represented by certificate number (the “Securities”) of the Corporation. We have executed sales of the Securities pursuant to Rule 904 of Regulation S on behalf of the Seller. In that connection, we hereby represent to you as follows:

(1)	no offer to sell Securities was made to a person in the United States;

(2)	the sale of the Securities was executed in, on or through the facilities of a “designated offshore securities market” (as defined in Regulation S), and, to the best of our knowledge, the sale was not pre-arranged with a buyer in the United States.

(3)	No “directed selling efforts” (as defined in Regulation S) were made in the United States by the undersigned, any affiliate of the undersigned, or any person acting on behalf of the undersigned; and

(4)	We have done no more than execute the order or orders to sell the Securities as agent for the Seller and will receive no more than the usual and customary broker’s commission that would be received by a person executing such transaction as agent.

For purposes of these representations: “affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the undersigned; “directed selling efforts” means any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the Securities (including, but not be limited to, the solicitation of offers to purchase the Securities from persons in the United States); and “United States” means the United Stated of America, its territories or possessions, any State of the United States, and the District of Columbia.

Legal counsel to the Corporation shall be entitled to rely upon the representations, warranties and covenants contained in this letter to the same extent as if this letter had been addressed to them.

Yours truly,

Name of Firm

By:

Title:

EXHIBIT 6

Alberta Securities Commission Suite 600, 250 – 5th Street SW Calgary, Alberta T2P 0R4 Telephone: (403) 297-6454 Toll free in Canada: 1-877-355-0585 Facsimile: (403) 297-2082

Government of the Northwest Territories

Office of the Superintendent of Securities

P.O. Box 1320

Yellowknife, Northwest Territories X1A 2L9

Attention: Deputy Superintendent, Legal & Enforcement

Telephone: (867) 920-8984

Facsimile: (867) 873-0243

British Columbia Securities Commission

P.O. Box 10142, Pacific Centre

701 West Georgia Street

Vancouver, British Columbia V7Y 1L2

Inquiries: (604) 899-6854

Toll free in Canada: 1-800-373-6393

Facsimile: (604) 899-6506

Email: inquiries@bcsc.bc.ca

Nova Scotia Securities Commission Suite 400, 5251 Duke Street Duke Tower P.O. Box 458 Halifax, Nova Scotia B3J 2P8 Telephone: (902) 424-7768 Facsimile: (902) 424-4625

The Manitoba Securities Commission 500 – 400 St. Mary Avenue Winnipeg, Manitoba R3C 4K5 Telephone: (204) 945-2561 Toll free in Manitoba 1-800-655-5244 Facsimile: (204) 945-0330	Government of Nunavut Department of Justice Legal Registries Division P.O. Box 1000, Station 570 1st Floor, Brown Building Iqaluit, Nunavut X0A 0H0 Telephone: (867) 975-6590 Facsimile: (867) 975-6594

Financial and Consumer Services Commission (New Brunswick)

85 Charlotte Street, Suite 300

Saint John, New Brunswick E2L 2J2

Telephone: (506) 658-3060

Toll free in Canada: 1-866-933-2222

Facsimile: (506) 658-3059

Email: info@fcnb.ca

Ontario Securities Commission

20 Queen Street West, 22nd Floor

Toronto, Ontario M5H 3S8

Telephone: (416) 593- 8314

Toll free in Canada: 1-877-785-1555

Facsimile: (416) 593-8122

Email: exemptmarketfilings@osc.gov.on.ca

Government of Newfoundland and Labrador

Financial Services Regulation Division

P.O. Box 8700

Confederation Building

2nd Floor, West Block

Prince Philip Drive

St. John’s, Newfoundland and Labrador A1B 4J6

Attention: Director of Securities

Telephone: (709) 729-4189

Facsimile: (709) 729-6187

Prince Edward Island Securities Office 95 Rochford Street, 4th Floor Shaw Building P.O. Box 2000 Charlottetown, Prince Edward Island C1A 7N8 Telephone: (902) 368-4569 Facsimile: (902) 368-5283

Autorité des marchés financiers

800, Square Victoria, 22e étage

C.P. 246, Tour de la Bourse

Montréal, Québec H4Z 1G3

Telephone: (514) 395-0337 or 1-877-525-0337

Facsimile: (514) 873-6155 (For filing purposes only)

Facsimile: (514) 864-6381 (For privacy requests only)

Email: financementdessocietes@lautorite.qc.ca (For

corporate finance issuers);

fonds_dinvestissement@lautorite.qc.ca (For investment

fund issuers)

Financial and Consumer Affairs Authority of

Saskatchewan

Suite 601 - 1919 Saskatchewan Drive

Regina, Saskatchewan S4P 4H2

Telephone: (306) 787-5842

Facsimile: (306) 787-5899

Public official contact regarding indirect collection of

information: Director

Office of the Superintendent of Securities

Government of Yukon

Department of Community Services

307 Black Street, 1st Floor

Box 2703, C-6

Whitehorse, Yukon Y1A 2C6

Telephone: (867) 667-5466

Facsimile: (867) 393-6251

Email: Securities@gov.yk.ca

-2-